                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-C1

                          and similar Series of which
          AMRESCO Commercial Mortgage Funding I Corporation is Seller


                             Underwriting Agreement

                                                                   June 30, 1997
Goldman, Sachs & Co.,
  as representative (the "Representative") of the several Underwriters named in the respective Pricing Agreements hereinafter described
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004



Ladies and Gentlemen:

       From time to time on one or more occasions AMRESCO Commercial Mortgage Funding I Corporation, a Delaware corporation (the "Seller"), proposes (a) to enter into a pooling and servicing agreement (each, a "Pooling and Servicing Agreement"), in each case with a bank or trust company, as trustee (the "Trustee"), a Master Servicer and, if applicable, a Special Servicer, and (b) to enter into a Pricing Agreement (each, a "Pricing Agreement") in the form of Annex A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to direct the Trustee pursuant to the applicable Pooling and Servicing Agreement to issue and sell to the firms named in the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its Mortgage Pass-Through Certificates specified in such Pricing Agreement (the "Designated Securities"). At their date of issuance, each issuance of Designated Securities will represent beneficial ownership interests in one or more trust funds (each, a "Trust Fund") consisting of Mortgage Loans (as defined in the related Pooling and Servicing Agreement) and other assets. Capitalized terms used but not defined herein shall have the meanings given to them in the related Pooling and Servicing Agreement or, if not defined therein, in the related Pricing Agreement. The terms and conditions of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and pursuant to the related Pooling and Servicing Agreement.

       1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom Goldman, Sachs & Co. will act as the Representative. This Underwriting Agreement shall not be construed as an obligation of the Seller to sell, or as an obligation of any of the Underwriters to purchase, any of the Designated Securities.

The obligation of the Seller to issue and sell or cause to be issued and sold any of the Designated Securities and the obligation of any of the Underwriters to purchase any of the Designated Securities shall be evidenced by the Pricing Agreement with respect to such Designated Securities. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price or prices of such Designated Securities (if a fixed price offering) , the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the name of the Trustee with respect to such Designated Securities and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and of payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Pooling and Servicing Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligation of the Underwriters under this Agreement and under each Pricing Agreement shall be several and not joint.

              2. Each of the Seller and AMRESCO CAPITAL CORPORATION ("AMRESCO") represents and warrants to, and agrees with, each of the Underwriters that, with respect to each issue of Designated Securities:

              (a) The Seller meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"); a registration statement (File No. 333-19591) on such form in respect of the Designated Securities, together with one or more amendments thereto, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representative and, exhibits to such registration statement and all documents incorporated by reference in the prospectus contained therein, to the Representative for each of the other Underwriters; such registration statement in such form has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and such registration statement meets the requirements set forth in subsection (a)(1)(x) of, and complies in all material respects with, Rule 415 under the Act (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and all documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Designated Securities, in the form in which it has most recently been filed, or mailed for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include all documents incorporated by reference therein as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to the "Prospectus Supplement" shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Designated Securities in the form in which it is first filed, or mailed for filing, with the Commission pursuant to Rule 424 under the Act following pricing of the Designated Securities, including any documents incorporated by reference therein as of the date of such filing or mailing);

              (b) The Registration Statement and Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Seller by an Underwriter of Designated Securities through the Representative expressly for use in the Prospectus Supplement;

              (c) Each of the Seller and AMRESCO has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of its organization and has been duly qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of all jurisdictions in which it owns or leases property of a nature or transacts business of a type that would require such qualifications or in which the failure to so qualify or be in good standing could, individually or in the aggregate, have a material adverse effect on the business, condition or properties of the Seller or AMRESCO, as applicable;

              (d) The Seller has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Designated Securities; all such authorizations, approvals, orders, licenses, certificates and permits are in full force and effect and contain no unduly burdensome provisions; and, except as otherwise set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best of the Seller's knowledge, threatened, that would result in a material modification, suspension or revocation thereof;

              (e) AMRESCO has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own its properties, to conduct its business and to execute, deliver and perform its obligations under
       Section 8 of this Agreement; all such authorizations, approvals, orders, licenses, certificates and permits are in full force and effect and contain no unduly burdensome provisions; and there are no legal or governmental proceedings pending, or, to the best of AMRESCO's knowledge, threatened, that would result in a material modification, suspension or revocation thereof;

              (f) This Agreement has been duly authorized, executed and delivered by the Seller and AMRESCO;

              (g) At the Time of Delivery (as defined in Section 4 hereof), the related Pooling and Servicing Agreement will have been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

              (h) When the Designated Securities are issued, executed, authenticated and delivered pursuant to this Agreement, the Pricing Agreement and the related Pooling and Servicing Agreement, the Designated Securities will have been duly authorized, executed, authenticated, issued and delivered and will be entitled to the benefits of the related Pooling and Servicing Agreement; and the Designated Securities and the related Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus Supplement;

              (i) The issue and sale of the Designated Securities, the compliance by the Seller with all of the provisions of this Agreement and the Pricing Agreement and the related Pooling and Servicing Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Seller of the other transactions contemplated by this Agreement or the Pricing Agreement or the related Pooling and Servicing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

              (j) Compliance by AMRESCO with Section 8 hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which AMRESCO is a party or by which AMRESCO is bound or to which any of the property or assets of AMRESCO is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, or the By-Laws of AMRESCO or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over AMRESCO, or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the entry by AMRESCO into this Agreement or the performance by AMRESCO of its obligation under Section 8 of this Agreement, except such as have already been obtained;

              (k) Other than as set forth or contemplated in the Prospectus Supplement, there are no legal or governmental proceedings pending and at the Time of Delivery there will be no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Seller, and to the best of the Seller's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (l) Other than as set forth or contemplated in the Prospectus Supplement, there are no legal or governmental proceedings pending and at the Time of Delivery there will be no legal or governmental proceedings pending to which AMRESCO is a party or of which any property of AMRESCO is the subject which, if determined adversely to AMRESCO, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of AMRESCO, and to the best of AMRESCO's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (m) The Seller will at the Time of Delivery own the Mortgage Loans to be sold and delivered to the Trustee under the related Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance; and, at the Time of Delivery, the Seller will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the related Pooling and Servicing Agreement and at the Time of Delivery will have duly authorized such assignment and delivery to the Trustee by all necessary action;

              (n) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pricing Agreement, the related Pooling and Servicing Agreement and the Designated Securities will have been paid at or prior to the Time of Delivery;

              (o) At the Time of Delivery, the Mortgage Loans will have been duly and validly assigned and delivered by the Seller to the Trustee under the related Pooling and Servicing Agreement;

              (p) The Trust Fund created by the related Pooling and Servicing Agreement will not at the Time of Delivery be required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

              (q) The Seller is not and at the Time of Delivery will not be an "investment company", as such term is defined in the Investment Company Act.

              3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representative of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus Supplement.

              4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive or book-entry form as indicated in the Pricing Agreement, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Seller, shall be delivered on behalf of the Trustee to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to the Seller, or in such other manner as may be specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representative and the Seller may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

              5. The Seller agrees with each of the Underwriters of any Designated Securities:

              (a) To make no further amendment or any supplement to the Registration Statement, the Prospectus or the Prospectus Supplement after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative promptly of any such amendment or supplement after such Time of Delivery and furnish the Representative with copies thereof; for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation or threatened initiation of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of any such order;

              (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Trust Fund issuing such Designated Securities nor the Seller shall be required to qualify to do business or to file a general consent to service of process in any jurisdiction;

              (c) To cause any Computational Materials and any Structural Term Sheets (each as defined below) with respect to an issue of Designated Securities that are delivered by any of the Underwriters to the Seller to be filed with the Commission on a Form 8-K pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on the business day immediately following the later of
       (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Seller by any Underwriter prior to 2 p.m. and (ii) the date on which the related Pricing Agreement is executed and delivered. If any Collateral Term Sheet (as defined below) is used by any of the Underwriters, the Seller will cause each such Collateral Term Sheet with respect to an issue of Designated Securities that is delivered by the Underwriters to the Seller to be filed with the Commission on a Form 8-K pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Seller by any Underwriter prior to 2 p.m. "Computational Materials" shall have the meaning assigned to such term in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the related no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which material is a condition of the relief granted in such letter. "Structural Term Sheets" shall have the meaning assigned to such term in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter. "Collateral Term Sheets" shall have the meaning assigned to such term in the PSA Letter, the filing of which material is a condition of the relief granted in such letter; and

              (d) To furnish the Underwriters with copies of the Prospectus and the Prospectus Supplement in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at any such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representative and upon its request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

              6. The Seller covenants and agrees with the several Underwriters of any designated Securities that the Seller will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants for the Seller in connection with the registration of such Designated Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, any Pricing Agreement, any Pooling and Servicing Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of such Designated Securities; (iii) all expenses in connection with the qualification of such Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating such Designated Securities; (v) the cost of preparing such Designated Securities;
(vi) the fees and expenses of any Trustee and of any agent of such Trustee and the fees and disbursements of counsel for the Trustee in connection with the related Pooling and Servicing Agreement and such Designated Securities; (vii) the fees and expenses of counsel for Underwriters; (viii) the out-of-pocket costs of the Representative; and (ix) all other costs and expenses incident to the performance of the Seller's obligations hereunder which are not otherwise specifically provided for in this Section.

              7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representative, to the condition that all representations and warranties and other statements of the Seller herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Seller shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information from the Seller on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction;

              (b) The related Pooling and Servicing Agreement and all of the other agreements identified in such Pricing Agreement as "Related Agreements" shall have been duly entered into by all of the respective parties;

              (c) Counsel for the Underwriters shall have furnished to the Representative such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the related Pooling and Servicing Agreement, the Designated Securities, the Registration Statement, the Prospectus Supplement and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (d) Counsel for the Seller and AMRESCO satisfactory to the Representative shall have furnished to the Representative their written opinion (or, in the case of clause (ix) below, their letter), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representative, to the effect that:

                     (i) Each of the Seller and AMRESCO has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of its organization;

                     (ii) The Seller has all requisite corporate power to own its properties, to conduct its business as described in the Registration Statement, the Prospectus and the Prospectus Supplement and to execute, deliver and perform this Agreement, the Pricing Agreement, the related Pooling and Servicing Agreement and each of the Related Agreements to which the Seller is a party;

                     (iii) AMRESCO has all requisite corporate power to own its properties, to conduct its business and to execute, deliver and perform its obligations under Section 8 of this Agreement;

                     (iv) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Seller and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which AMRESCO is a party or of which any property of AMRESCO is the subject which, if determined adversely to AMRESCO, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of AMRESCO and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by each of the Seller and AMRESCO;

                     (vii) The related Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law);

                     (viii) The related Pooling and Servicing Agreement is not
              required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created thereunder is not required to be registered under the Investment Company Act;

                     (ix) The Designated Securities, when duly authorized, executed, authenticated, issued and delivered by the Trustee in accordance with the related Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the related Pooling and Servicing Agreement; and the statements set forth under the heading "Description of the Certificates" (or similar heading) in the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Designated Securities and the related Pooling and Servicing Agreement, provide a fair summary of such provisions;

                     (x) The issue and sale of the Designated Securities and the compliance by the Seller with all of the provisions of this Agreement, the Pricing Agreement, the Designated Securities and the related Pooling and Servicing Agreement, and the consummation of the transactions herein and therein contemplated, do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Seller is a party, nor do such actions result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Seller or any state or federal statute applicable to the Seller or any order, rule or regulation known to such counsel of any state or federal court or governmental agency or body having jurisdiction over the Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Seller of the other transactions contemplated by this Agreement or the Pricing Agreement with respect to the Designated Securities, the Designated Securities and the related Pooling and Servicing Agreement, except (A) such as have been obtained under the Act,
              (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, real estate syndication or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters and (C) such recordations or filings as may be required or contemplated by the related Pooling and Servicing Agreement;

                     (xi) The compliance by AMRESCO with Section 8 of this Agreement does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which AMRESCO is a party, nor do such actions result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of AMRESCO or any state or federal statute applicable to AMRESCO or any order, rule or regulation known to such counsel of any state or federal court or governmental agency or body having jurisdiction over AMRESCO or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for entry by AMRESCO into this Agreement or the performance by AMRESCO of its obligations under Article 8 of this Agreement, except such as already have been obtained;

                     (xii) The Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement and any further amendments and supplements thereto made by the Seller prior to the Time of Delivery for the Designated Securities (other than the financial statements, schedules and other financial and statistical data therein, as to which such counsel need express no opinion) as of the date it became effective, as of the date of the Prospectus Supplement or as of the date of such later amendment or supplement, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; on the basis of such counsel's participation in the preparation of the Registration Statement and the Prospectus (and any further amendment or supplement thereto made by the Seller prior to the Time of Delivery) and in conferences with representatives of the Seller, the Seller's independent public accountants and the Underwriters at which the contents of the Registration Statement and the Prospectus (and any such further amendment or supplement thereto) were discussed and without passing upon, assuring responsibility for or making any independent check or verification of the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) (other than as set forth in clause (xiv) of this Section 7(d)), nothing has come to the attention of such counsel which causes them to believe that, as of the effective date of the Registration Statement, the Registration Statement (or, as of the date thereof, any further amendment thereto) (other than the financial statements, schedules and other financial and statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus Supplement or as of the Time of Delivery, the Prospectus (or any such further amendment or supplement thereto) (other than the financial statements, schedules and other financial and statistical data therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or described as required;

                     (xiii) The Seller is not required to register as an
              "investment company" under, and as such term is defined in, the Investment Company Act; and

                     (xiv) The statements set forth in the Prospectus Supplement under the heading "ERISA Considerations", "Federal Income Tax Consequences", "Certain Legal Affects of the Mortgage Loans" and "Legal Investment" (insofar as they relate specifically to the purchase, ownership and disposition of the Designated Securities), to the extent that they constitute matters of law or legal conclusions with respect to the federal law of the United States, have been prepared or reviewed by such counsel and provide a fair summary of such law or conclusions;

In rendering their opinion, such counsel may rely, to the extent deemed proper and as stated therein, as to matters of fact on certificates of responsible officers of the Seller and the Trustee and public officials;

              (e) Counsel for the Master Servicer satisfactory to the Representative shall have furnished to the Representative their written opinion satisfactory in form and substance to the Representative and its special counsel;

              (f) Counsel for the Special Servicer satisfactory to the Representative shall have furnished to the Representative their written opinion satisfactory in form and substance to the Representative and its special counsel;

              (g) Counsel for the Trustee satisfactory to the Representative shall have furnished to the Representative their written opinion satisfactory in form and substance to the Representative and its special counsel;

              (h) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Seller or other accountants acceptable to the Representative shall have furnished to the Representative a letter or letters, dated the date of the Pricing Agreement, and a letter or letters, dated such Time of Delivery, respectively, containing statements and information of the type customarily included in accountants' "comfort letters" and "agreed upon procedures letters" with respect to certain financial information contained in the Registration Statement, the Prospectus and the Prospectus Supplement, including, without limitation, Computational Materials, Structural Term Sheet and Collateral Term Sheets, in each case as to such matters as the Representative may reasonably request and in form and substance satisfactory to the Representative;

              (i) Subsequent to the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

              (j) Each of the Seller and AMRESCO shall have furnished or caused to be furnished to the Representative at the Time of Delivery for the Designated Securities certificates of its officers satisfactory to the Representative as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in
       Section 7(a) above and as to such other matters as the Representative may reasonably request;

              (k) The Master Servicer shall have furnished to the Representative a certificate signed by one or more of the officers satisfactory to the Representative, dated the Time of Delivery, to the effect that the representations and warranties of the Servicer or Master Servicer, as applicable, in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Time of Delivery with the same effect as if made at the Time of Delivery;

              (l) The Special Servicer shall have furnished to the Representative a certificate signed by one or more of its officers satisfactory to the Representative, dated the Time of Delivery, to the effect that the representations and warranties of the Special Servicer in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Time of Delivery with the same effect as if made at the Time of Delivery;

              (m) The Representative shall have received evidence satisfactory to it that the Designated Securities are rated in the rating category or categories specified in the Pricing Agreement by the rating agency or agencies specified in the Pricing Agreement;

              (n) AMRESCO shall have furnished to the Representative a certificate signed by one or more of its officers satisfactory to the Representative, dated the Time of Delivery, to the effect that the representations and warranties made by AMRESCO to the Seller in the applicable Mortgage Loan Purchase Agreement are true and correct in all material respect on and as of the Time of Delivery with the same effect as if made at the Time of Delivery;

              (o) Goldman Sachs Mortgage Company ("GSMC") shall have furnished to the Representative a certificate signed by one or more of its officers satisfactory to the Representative, dated the Time of Delivery, to the effect that the representations and warranties made by GSMC to the Seller in the applicable Mortgage Loan Purchase Agreement are true and correct in all material respects on and as of the Time of Delivery with the same effect as if made at the Time of Delivery;

              (p) Any additional conditions specified in the related Pricing Agreement; and

              (q) All opinions (including reliance letters addressed to and delivered to the rating agencies), certificates and other documents incident to, and all proceedings in connection with the transactions contemplated by, this Agreement, the Pricing Agreement and the related Pooling and Servicing Agreement shall be satisfactory in form and substance to the Representative and its special counsel. The Representative and its special counsel shall have received copies of all documents and other information as they may reasonably request, in form and substance satisfactory to the Representative and its special counsel, with respect to such transactions and the taking of all proceedings in connection therewith.

With respect to any issue of Designated Securities, for purposes of subsections
(b), (c), (d), (g), (k), (1) and (o) of this Section, the terms "Trustee" and "Pooling and Servicing Agreement" shall be deemed to refer to the Pooling and Servicing Agreement specified in the Pricing Agreement with respect to such Designated Securities. All opinions of counsel contemplated by this Section shall be addressed to the Underwriters. All closing items delivered to the Representative shall be delivered in sufficient quantity for all of the Underwriters.

              8.     (a)    Each of the Seller and AMRESCO will jointly and
       severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Seller and AMRESCO shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon and in conformity with written information furnished to the Seller by any Underwriter of Designated Securities through the Representative expressly for use in the Prospectus Supplement.

              (b) Each Underwriter will indemnify and hold harmless the Seller and AMRESCO against any losses, claims, damages or liabilities to which the Seller and AMRESCO may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Designated Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such document in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Representative expressly for use therein.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Seller of the Designated Securities on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or actions in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as it is appropriate to reflect not only such relative benefits but also the relative fault of the Seller of the Designated Securities on the one hand and the Underwriters of such Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Seller of the Designated Securities on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Seller, AMRESCO and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter for the Designated Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

              (e)    The obligations of the Seller and AMRESCO under this
       Section 8 shall be in addition to any liability which the Seller and AMRESCO may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act. The obligations of each Underwriter under this
       Section 8 shall be in addition to any liability which each Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Seller and AMRESCO within the meaning of the Act.

              9.     (a)    If any Underwriter shall default in its obligation
       to purchase such of the Designated Securities as it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representative may in its discretion arrange for the Representative or another or other parties to purchase such Designated Securities on terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Designated Securities, then the Seller shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representative notifies the Seller that it has so arranged for the purchase of such Designated Securities, or the Seller notifies the Representative that it has so arranged for the purchase of such Designated Securities, the Representative or the Seller shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may be necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Seller agrees to file promptly any amendments or supplements to the

       Registration Statement or the Prospectus which in the opinion of the Representative may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

              (b) If, after giving effect to any arrangements made by the Representative and the Seller for the purchase, of the Designated Securities of a defaulting Underwriter or Underwriters as provided in subsection (a) above, the aggregate principal amount of the Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Seller shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to the Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements made by the Representative and the Seller for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters as provided in subsection (a) above, the aggregate principal amount of the Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Seller shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Designated Securities of a defaulting Underwriter or Underwriters, then the related Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Seller, except for the expenses to be borne by the Seller and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              10. The respective indemnities, agreements, representations, warranties and other statements of the Seller and the several Underwriters, as set forth in this Agreement and/or any Pricing Agreement or made by or on behalf of any of them, respectively, pursuant to this Agreement and/or any Pricing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made in connection with the issuance of Designated Securities by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Seller, or any officer or director or controlling person of the Seller and shall survive delivery of and payment for the Designated Securities.

              11.    If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof, or if for any reason Designated Securities are not delivered by, or on behalf of, the Trustee as provided herein, the Seller shall not be under any liability hereunder to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof with respect to a non-defaulting Underwriter.

              12. In all dealings hereunder, the Representative of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representative.

              All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and shall be sufficient in all respects, if delivered or sent by registered mail, if to the Underwriters, to the address of the representative set forth above; if to the Seller, to the address of the Seller set forth in the Registration Statement,
Attention: President; if to the Trustee, to the address of the Trustee set forth in the related Pooling and Servicing Agreement, with a copy to the Seller.

              13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters of the related Designated Securities, the Seller, AMRESCO and, to the extent provided in
Section 8 and Section 10 hereof, the officers and directors of the Seller, AMRESCO and each person who controls the Seller, AMRESCO or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely by reason of such purchase and no such purchaser shall be deemed a third party beneficiary of this Agreement.

              14.    Time shall be of the essence of each Pricing Agreement.

              15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

              16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding of our agreement, lease sign and return to the undersigned two counterparts hereof, whereupon this letter and our acceptance shall represent a binding agreement between the Seller and each of the several underwriters.



                                       Very truly yours,

                                       AMRESCO COMMERCIAL MORTGAGE FUNDING I
                                       CORPORATION



                                       By:
                                          --------------------------------
                                              Name:
                                              Title:


                                       AMRESCO CAPITAL CORPORATION



                                       By:
                                          --------------------------------
                                              Name:
                                              Title:




Accepted as of the date hereof:




----------------------------
Goldman, Sachs & Co.
as the Representative

                                    ANNEX A

               AMRESCO Commercial Mortgage Funding I Corporation

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-C1

                               Pricing Agreement
             (to Underwriting Agreement dated June 30, 1997 between
 AMRESCO Commercial Mortgage Funding I Corporation, AMRESCO, Inc. and Goldman,
                                  Sachs & Co.,
                             as the Representative)

Goldman, Sachs & Co.,
85 Broad Street
New York, New York 10004

June 30, 1997

Ladies and Gentlemen:

              This letter, when countersigned by you, will confirm that Goldman, Sachs & Co. (the "Underwriter") has agreed, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase from the undersigned such Classes of the captioned Series 1997-C1 Certificates (the "Certificates") as are specified in
Section 2(a) hereof to (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement. This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Designated Securities described below. Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

              Section 1. The Mortgage Pool: The Certificates shall evidence the entire beneficial ownership interest in a mortgage pool (the "Mortgage Pool") of commercial mortgage loans (the "Mortgage Loans") originated by the originators specified in the Prospectus Supplement having the following characteristics as of June 1, 1997 (the "Cut-off Date"):

              (a)    Aggregate Principal Amount of the Mortgage Pool:
       $480,085,034 aggregate principal balance as of the Cut-off Date, subject to an upward or downward variance of up to 5 %, the precise aggregate principal balance to be determined by the Seller.

              (b) The Mortgage Loans shall have such other characteristics as described in the Prospectus Supplement.

              Section 2. The Designated Securities: The Designated Securities shall be issued as follows:

       (a) Classes: The Designated Securities shall be issued with the following Class designations, pass-through rates and initial principal balances (each, an "Initial Certificate Principal Amount"), subject in the aggregate to the variance referred to in Section l (a) and, as to any particular Class, to an upward or downward variance of up to 5%:

          Class                  Initial Certificate
                                     Principal                   Pass-Through            Class Purchase Price
                                       Amount                        Rate                     Percentage
  ---------------------    ------------------------------   ----------------------    ---------------------------
         Class A1                    $147,300,000                   6.73%                       99.52%

         Class A2                    $40,000,000                    7.18%                       100.98%

         Class A3                    $141,558,000                   7.19%                       100.95%

         Class B                     $ 24,004,000                 7.24% (1)                     101.02%

         Class C                     $ 12,002,000                 7.27% (1)                     100.95%

         Class D                      $21,604,000                 7.32% (1)                     100.95%

         Class E                      $26,405,000                 7.44% (1)                     100.97%

         Class F                     $  9,601,000                 7.64% (1)                     100.52%

(1) Subject to a cap equal to the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans.

              (a) Interests in the Designated Securities shall be held by investors through the book-entry facilities of the Depository Trust Company or in definitive form, as provided in the Prospectus Supplement.

              (b) The Designated Securities shall have such other characteristics as described in the Prospectus Supplement.

              Section 3. Purchase Price: The purchase price for each Class of the Designated Securities shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the Initial Certificate Principal Amount thereof plus accrued interest at a per annum rate equal to the respective pass-through rate from and including June 9, 1997 up to, but not including, the Time of Delivery.

              Section 4. Delivery of Securities: Delivery of the Designated Securities shall be made at the offices of Andrews & Kurth, 425 Lexington Avenue, New York, New York, on July 8, 1997 or at such other place and time and date as the Representative and the Seller may agree upon in writing, such time and date being herein called the "Time of Delivery" for the Designated Securities.

              Section 5. Required Ratings: The Designated Securities shall have received ratings of at least "AAA", "AAA", "AAA", "AA", "A+", "A", "BBB", and "BBB-" from Standard & Poor's Ratings Group and "AAA", "AAA", "AAA", "AA+", "AA", "A", "BBB" and "BBB-" from Fitch Investors Service, L.P.

              Section 6. Tax Treatment: Three separate "real estate mortgage investment conduit" (REMIC) elections will be made with respect to the Trust Fund for U.S. federal income tax purposes.

              Section 7.    Additional Closing Conditions:

              (i) Counsel for the Seller shall have furnished to the Underwriter their written tax opinion satisfactory in form and substance to the Representative and its Special Counsel; and

              (ii) The conditions set forth in Section 7 of the Certificate Purchase Agreement shall have been satisfied.

              Section 8.    Related Agreements:

              (i) The Mortgage Loan Purchase Agreement dated June 30, 1997 between the Seller and AMRESCO CAPITAL CORPORATION;

              (ii) The Mortgage Loan Purchase Agreement dated June 30, 1997 between the Seller and Goldman Sachs Mortgage Company, L.P.; and

              (iii) The Guaranty dated as of July 2, 1997 from AMRESCO INC. in favor of the Underwriter.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriters and the Seller.


                                       Very truly yours,

                                       AMRESCO COMMERCIAL MORTGAGE FUNDING I
                                       CORPORATION



                                       By:
                                          --------------------------------
                                       Name:
                                       Title:



                                       AMRESCO CAPITAL CORPORATION



                                       By:
                                          --------------------------------
                                              Name:
                                              Title:




Accepted as of the date hereof:




----------------------------
Goldman, Sachs & Co.